UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2019

Red Cat Holdings, Inc.

(Exact name of the registrant as specified in its charter)

Nevada	814-00175	86-0490034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1607 Ponce de Leon Ave, Suite 407, San Juan, PR 00909

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (833) 373-3228

TimeFireVR, Inc.

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – MATTERS RELATED TO ACCOUNTANT AND FINANCIAL STATEMENTS

Item 4.01	Change in Registrant’s Certifying Accountant

On August 2, 2019, Berkower, LLC ("Berkower"), resigned as our independent registered public accounting firm. On August 6, 2019, our Board of Directors appointed Ciro E. Adams, CPA, LLC (“Adams”) to serve as the Company's new independent registered public accounting firm effective immediately.

The audit reports of Berkower on the financial statements of the Company as of and for the fiscal years ended December 31, 2018 and 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports on the financial statements of the Company for the past two fiscal years contained explanatory paragraphs expressing substantial doubt about the Company’s ability to continue as a going concern.

During the Company's fiscal years ended December 31, 2018 and 2017 and the subsequent interim period from January 1, 2018 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and Berkower on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Berkower, would have caused Berkower to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

During the Company's fiscal years ended December 31, 2018 and 2017 and the subsequent interim period from January 1, 2018 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the Company's fiscal years December 31, 2018 and 2017 and the subsequent interim period from January 1, 2018 to the date of this report, the Company did not consult with Adams regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided Berkower with a copy of the disclosures in this report and has requested that Berkower furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Berkower agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03	Change in Fiscal Year

Effective August 6, 2019, our Board of Directors approved a change in our fiscal year end to April 30. A report on Form 10-Q will be filed covering the transition period.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from Berkower, LLC, dated August 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Red Cat Holdings, Inc.

Date: August 7, 2019	By: /s/ Jeffrey Thompson
Jeffrey Thompson
President and Chief Executive Officer